AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2013

SECURITIES ACT FILE NO. 33-79858

INVESTMENT COMPANY ACT NO. 811-8544

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 68	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 69	☒

FPA FUNDS TRUST

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

11400 WEST OLYMPIC BOULEVARD, SUITE 1200

LOS ANGELES, CALIFORNIA 90064

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(310)473-0225

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

J. RICHARD ATWOOD, TREASURER

FPA FUNDS TRUST

11400 WEST OLYMPIC BOULEVARD, SUITE 1200

LOS ANGELES, CALIFORNIA 90064

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

MARK D. PERLOW, ESQ,

K&L GATES LLP

FOUR EMBARCADERO CENTER, STE. 1200

SAN FRANCISCO, CA 94111

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER REGISTRATION STATEMENT IS DECLARED EFFECTIVE.

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: FPA INTERNATIONAL VALUE FUND INSTITUTIONAL CLASS SHARES, NO PAR VALUE

Explanatory Note: This Post-Effective Amendment No. 68 to the Registration Statement of FPA Funds Trust is being filed to amend FPA International Value Fund.

FPA Funds Trust

Prospectus

FPA International Value Fund (FPIVX) seeks above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The Fund's investment adviser, First Pacific Advisors, LLC ("Adviser"), seeks to accomplish this principally through selectively investing the Fund's assets in the equity securities of companies domiciled outside the United States.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Distributor:

UMB DISTRIBUTION SERVICES, LLC.

803 West Michigan Street
Milwaukee, Wisconsin 53233
www.fpafunds.com

April 30, 2013

FPA International Value Fund

FPA INTERNATIONAL VALUE FUND

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064
(310) 473-0225

2

SUMMARY SECTION

Investment Objective. The Fund seeks to provide above average capital appreciation over the long term while attempting to minimize the risk of capital loss.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	None
Redemption Fee (as a percentage of amount redeemed)	2.00	%(1)
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	3.14%

Other Expenses	3.04%
Financial Services Fee	0.10%

Total Annual Fund Operating Expenses	4.14%
Fee Waiver and/or Expense Reimbursement (2)	(2.82)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.32%

(1)  Redemptions by wire are subject to a $3.50 charge per wire. Your broker-dealer may charge you a fee for redemptions.

(2)  Effective February 1, 2013, First Pacific Advisors, LLC (the "Adviser") has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the FPA International Value Fund's operating expenses (excludes brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through June 30, 2015 to ensure that the Total Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will not exceed 1.32%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	$134
Three years	$870
Five years	$1,775
Ten years	$4,109

3

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies. The Fund will invest primarily in equity securities of companies of all market capitalizations domiciled in jurisdictions outside of the United States. The Fund invests in companies that the Adviser believes are high quality, financially strong businesses, with management teams that build shareholder value over time. The Fund seeks to invest in these businesses when their market prices are less than the Adviser's estimate of their intrinsic values.

The Fund's universe of potential investments primarily includes companies domiciled in jurisdictions outside of the United States in which the Adviser believes reasonable business practices exist. In investing the Fund's assets, the Adviser focuses on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws. The Fund will primarily invest in companies domiciled in Continental Europe, Japan, the United Kingdom, emerging Asian markets, the Americas (excluding the United States, "U.S."), Australia and New Zealand, and developing EMEA (Europe, Middle East and Africa) countries. There are no geographic limits on the Fund's non-U.S. investments, but the Fund does not expect to invest more than 35% of its assets in securities of companies domiciled in emerging markets. The Fund may hedge currency. In addition, the Fund may invest in American Depositary Receipts ("ADRs"), which are receipts that represent interests in foreign securities held on deposit by U.S. banks, or other depository receipts.

Key Investment Criteria

1.  Business Quality. The Adviser seeks to invest in businesses with high barriers to market entry, low threat of substitutes, sustainable competitive advantages, and power over customers as well as suppliers.

2.  Financial Strength. The Adviser considers the overall financial strength of businesses. The Adviser seeks to avoid companies that expose their shareholders to a material risk of permanent capital loss.

3.  Strong Management. The Adviser seeks to invest in companies with management teams that have histories of both operational excellence and capital allocation that builds shareholder value.

4.  Low Absolute Valuation. The Adviser only purchases shares when the Adviser believes they offer a significant margin of safety (i.e. when they trade at a significant discount to the Adviser's estimate of their intrinsic value).

Given the Fund's strict investment criteria, the limited number of holdings in the portfolio and the ability to hold cash are key aspects of the portfolio. The Adviser expects the Fund to generally invest in 25 to 35 companies at any given time. Under normal circumstances, the Fund may hold up to 15% of its assets in cash or cash equivalents, but the Fund may hold significantly more at times when the Adviser believes there are not sufficient investment opportunities that meet the Fund's strict investment criteria. The Fund

4

may invest in companies of all sizes, including small-to-medium capitalization companies (up to U.S. $10 billion).

The Adviser performs security selection on a bottom-up basis and conducts extensive research on individual investment candidates focusing on business fundamentals. The Adviser uses its research findings to estimate the intrinsic value of businesses. The Fund's portfolio construction is the product of this research and valuation process. The Adviser adds to a list of portfolio investments those companies that meet the Adviser's qualitative investment criteria and offer a sufficient margin of safety. The Adviser ranks all portfolio securities according to the relative discount to the Adviser's estimate of intrinsic value and usually allocates the largest portfolio weightings to those investments that the Adviser believes offer the highest margin of safety. The Adviser believes that this approach allows its best ideas to have a meaningful impact on the Fund's performance.

The Fund may sell a portfolio holding when the holding's market price appreciates and approaches the Adviser's estimate of intrinsic value; the Adviser finds an opportunity to reallocate the Fund's assets to other investments with greater reward potential; or the original investment thesis no longer holds.

Principal Investment Risks.

As with all mutual funds, your investment in the Fund may be worth more or less at any time than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its investment objective or goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. Due to the relatively low number of holdings, the Fund will be more susceptible to company-specific events and risks impacting the particular securities held by the Fund than would be a fund with more holdings. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund. Because of these and other risks, you could lose money by investing in the Fund.

Risks Associated with Investing in Equities. As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities, generally common stocks and/or ADRs, held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Global stock markets have been subject to significant volatility recently, including issues relating to the European sovereign debt crisis, which have increased the risk associated with an investment in the Fund. These risks are greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Risks Associated with Investing in Foreign Securities. Since the Fund principally invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier, more volatile and less liquid than investments in the United States. Adverse political, social and economic developments or instability, or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and

5

could reduce the value of your shares. Differences in regulatory, tax and accounting standards and differences in reporting standards can cause difficulties in obtaining information about foreign companies and can negatively affect investment decisions. Investments in foreign securities could be affected by restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods.

The Fund may invest in ADRs and similar depositary receipts, which may be sponsored by the foreign issuer or unsponsored. ADRs and similar depositary receipts are subject to the risks of changes in currency or exchange rates and the risks of investing in foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be, in the United States, considered material. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Risks Associated with Investing in Emerging Markets. The Fund's investments in foreign issuers in developing or emerging market countries involve increased exposure to changes in economic, social and political factors. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving, and their political systems are typically less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Investing in Mid-Cap and Small-Cap Companies. The prices of securities of mid-cap and small-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and small-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, these companies often have shorter operating histories than larger companies. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Other Information

Performance Information.  The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing the Fund's performance. Because the FPA International Value Fund commenced operations on December 1, 2011, the chart and the table only show the Fund's annual returns for 1 calendar year compared with those of a broad-based securities market index. The chart and table reflect the reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

6

The MSCI All Country World (ACWI) ex-USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States.

The Fund's highest/lowest quarterly results during this time period were as follows:

Highest 13.16%	(Quarter ended 03/31/2012)
Lowest (5.24)%	(Quarter ended 06/30/2012)
Average Annual Total Returns (for the year ended December 31, 2012)	One Year
Before Taxes	24.04%
After Taxes on Distributions(1)	24.04%
After Taxes on Distributions and Sale of Fund Shares(1)	20.43%
MSCI ACWI ex-USA Index (reflects no deductions for fees, expenses or taxes)	16.83%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Updated Performance Information. To obtain updated monthly performance information please visit the Fund's website at www.fpafunds.com or calling (800) 982-4372.

Investment Adviser. First Pacific Advisors, LLC ("Adviser") is the Fund's investment adviser.

Portfolio Manager. Pierre O. Py has served as the Fund's Portfolio Manager since the Fund's inception in 2011.

Purchase and Sale of Fund Shares. Investors may purchase or redeem Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in the Fund's prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc. , P.O. Box 2175, Milwaukee, WI 53201-2175, or 803 West Michigan St., Milwaukee, WI 53233-2301), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can obtain an Account

7

Application, available at the address and telephone number above or on the Fund's website at www.fpafunds.com, which you can use for initial purchases.

The minimum initial investment is $1,500, and each subsequent investment must be at least $100. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment in an IRA must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Subsequent investments and redemptions can be made directly to UMB Fund Services, Inc.

Tax Information. The Fund's distributions are taxable, and will be taxed as investment income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

Investment Objective. The Fund seeks to provide above average capital appreciation over the long term while attempting to minimize the risk of capital loss.

Who May Want To Invest in the Fund? The Fund may be appropriate for investors:

•  Seeking capital appreciation

•  Willing to own shares over the course of a market cycle or longer and are able to tolerate the risks of non-U.S. investments

•  Seeking to diversify their portfolios with non-U.S. investments

Principal Investment Strategies.

The Fund will invest primarily in equity securities of companies of all market capitalizations domiciled in jurisdictions outside of the United States. The Fund seeks to invest in companies that the Adviser believes to be high quality, financially strong businesses, with management teams that build shareholder value over time. The Fund seeks to invest in these businesses when their market prices are less than the Adviser's estimate of their intrinsic values.

The Fund's universe of potential investments primarily includes companies domiciled in jurisdictions outside of the United States in which the Adviser believes reasonable business practices exist. In investing the Fund's assets, the Adviser focuses on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws. The Fund will primarily invest in companies

8

domiciled in Continental Europe, Japan, the United Kingdom, emerging Asian markets, the Americas (excluding the United States), Australia and New Zealand, and developing EMEA (Europe, Middle East and Africa) countries. There are no geographic limits on the Fund's non-U.S. investments, but the Fund does not expect to invest more than 35% of its assets in securities of companies domiciled in emerging markets. An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national product than more developed countries. In addition the Fund may invest in ADRs or other depository receipts.

•  Business Quality

The Adviser believes a high quality business is one that is able to earn a high return on capital for sustained periods of time. While the Fund may invest in companies in a wide range of industries, the Fund seeks to invest in companies that have durably superior business fundamentals. The Adviser generally looks for industries and companies that have long-term staying power. The fundamentals the Adviser seeks are high barriers to market entry, low threat of product or service substitution, unique sustainable competitive advantages, power over customers as well as suppliers, and ultimately, pricing power. The Adviser believes that such businesses are able to earn superior returns on capital over time, generate superior operating profit margins, and realize high levels of free cash flow.

•  Financial Strength

In evaluating a potential investment candidate, the Adviser also considers overall financial strength. The Adviser seeks to avoid companies that expose their shareholders to a material risk of permanent capital loss. The Fund invests in companies whose balance sheets are conservatively managed and does not invest in companies with high levels of debt relative to the free cash flow they generate. The Adviser believes financial strength enhances a business' ability to endure adverse economic circumstances and puts the business in a position to benefit from market dislocations and to consistently gain strength through economic cycles. Such self-reinforcement can take many forms, including continuing investments to further enhance competitive positioning, opportunistic acquisitions, and buying back stock at significant discounts to intrinsic value in order to increase value per share.

•  Strong Management Teams

The Fund seeks to invest in companies with shareholder-aligned management teams that in the Adviser's opinion not only run businesses well from an operational perspective but also allocate capital in a way that causes shareholder value to build over time. Frequently these managers are large shareholders themselves and, thus, think and act as owners of the business. The Adviser believes such management teams generally do not engage in merger and acquisition transactions at high prices, but rather diligently allocate capital by comparing the relative returns of every investment opportunity.

•  Low Absolute Valuations

Buying with a significant margin of safety (i.e., at a significant discount to the Adviser's estimate of intrinsic value) is paramount to the Fund's investment strategy. The Adviser believes inefficiencies exist in equity capital markets that provide attractive investment opportunities. Such investment opportunities arise when companies are not followed by the market, are out of favor, or are fundamentally misunderstood. Similarly,

9

the Adviser believes that structural shifts in markets, temporary disruptions, or changes in business models can drive temporary inefficiencies in the pricing of securities. A change in the company's scope of operations or in its management may also create a disconnect between a company's stock price and its intrinsic value. The Adviser believes that investing in securities at times when they trade at significant discounts to intrinsic value enhances prospective returns while reducing investment risk.

Given the Fund's strict investment criteria, the limited number of holdings in the portfolio and the ability to hold cash are key aspects of the portfolio. While there are over 20,000 publicly listed companies located outside of the United States, the Adviser believes that only a limited number of companies combine strong business fundamentals, financial strength, and shareholder-friendly management teams while trading at a significant discount to intrinsic value. The Adviser expects the Fund to generally invest in 25 to 35 companies at any given time. Under normal circumstances, the Fund may hold up to 15% of its assets in cash or cash equivalents, but the Fund may hold potentially significantly more at times when the Adviser believes there are not sufficient investment opportunities that meet the Fund's strict investment criteria. The Fund may invest in companies of all sizes, including small-to-medium capitalization companies (up to U.S. $10 billion.)

Investment Process

The Adviser performs security selection on a bottom-up basis and conducts extensive research on individual investment candidates focusing on business fundamentals. The Adviser seeks to understand the Fund's portfolio companies better than other market participants.

The Adviser devotes a significant amount of time to traveling and meeting with management teams and other key employees of potential portfolio companies to discuss operations, business strategy, and capital allocation. These trips also often include visiting company sites (including plants and retail outlets). The Adviser interviews competitors, suppliers, customers, and other relevant third parties. In addition, the Adviser analyzes a long history of annual reports, investor presentations, conference call transcripts, third-party research and other relevant publicly available materials for each targeted company, as well as other industry participants. Through its research process, the Adviser seeks to obtain an understanding of the value chain, market forces, and strategic dynamics applicable to a company. The Adviser uses its research findings and analytical work to estimate the intrinsic value of businesses.

The Adviser maintains a database to track companies meeting its qualitative investment criteria and actively monitors developments within these companies, patiently waiting for opportunities to invest at low prices.

The Fund's portfolio construction is the product of the research and valuation process described above. The Adviser adds to a list of portfolio investments companies that meet its qualitative investment criteria and offer enough margin of safety. The Adviser ranks all portfolio securities according to the relative discount to the Adviser's estimate of intrinsic value. The Adviser usually allocates the largest portfolio weightings to those investments that the Adviser believes offer the highest margin of safety. The Adviser believes that this approach allows its best ideas to have a meaningful impact on the Fund's performance.

The Adviser continuously monitors each portfolio company to ensure that the original investment thesis remains intact and that the intrinsic value advantage remains. All else being equal, the Fund embraces the opportunity to add to a position at lower prices based on the premise that as the price declines the margin of safety widens and the risk profile diminishes.

The Adviser may sell a Fund's portfolio holding when the holding's market price appreciates and approaches the Adviser's estimate of its intrinsic value; the Adviser finds an opportunity to reallocate the

10

Fund's assets to other investments with greater reward potential; or the original investment thesis no longer holds.

Principal Risks.

As with all mutual funds, your investment in the Fund may be worth more or less at any time than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its investment objective or goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. Due to the relatively low number of holdings, the Fund will be more susceptible to company-specific events and risks impacting the particular securities held by the Fund than would be a fund with more holdings. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

Risks Associated with Investing in Equities. As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities, generally common stocks, preferred stocks and/or ADRs, held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management.

Global stock markets have been subject to significant volatility recently, including the European sovereign debt crisis, which has increased the risk associated with an investment in the Fund. Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Risks Associated with Investing in Foreign Securities. Since the Fund principally invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks:

•  The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•  Governmental actions—such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in foreign markets.

11

•  The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund's operations.

•  Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could affect security prices.

•  Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio managers to completely and accurately determine a company's financial condition.

•  Because there are usually fewer investors on foreign exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

•  Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

•  Changes in currency exchange rates will affect the value of the Fund's foreign holdings or exposures.

•  The costs of foreign securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

•  International trade barriers or economic sanctions against foreign countries may adversely affect the Fund's foreign holdings or exposures.

The Fund may invest in denominated ADRs of foreign companies and European Depositary Receipts ("EDRs"), which may be sponsored by the foreign issuer or unsponsored. ADRs and EDRs are subject to the risks of changes in currency or exchange rates and the risks of investing in foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be, in the United States, considered material, or to pass through to shareholders any voting rights with respect to the deposited securities. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

12

Risks Associated with Investing in Emerging Markets. The Fund's investments in foreign issuers in developing or emerging market countries involve increased exposure to changes in economic, social and political factors. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving, and their political systems are typically less stable than those in developed economies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. Countries with emerging markets may have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards or a lack of a banking and securities infrastructure to handle such trading, or a legal tradition which does not recognize rights in private property. Due to these risks, securities issued in developing or emerging market countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Investing in Mid-Cap and Small-Cap Companies. The prices of securities of mid-cap and small-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and small-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, these companies often have shorter operating histories than larger companies. The securities of small- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Because of these and other risks, you could lose money by investing in the Fund.

NON-PRINCIPAL INVESTMENT PRACTICES AND STRATEGIES

While the Adviser expects to invest the Fund's assets primarily in equity securities, including common and preferred stocks, as a secondary matter the Fund may invest in a wide range of investments, including debt securities (including convertible debentures, high quality bonds and high yield (so-called "junk") bonds); futures and derivatives; and cash equivalents, which are described further below. The Fund may also invest in restricted securities and private placements (including those issued under Rule 144A) as well as illiquid securities. The Fund may also employ investment practices that this Prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Fund's investment practices and its risks, see the Statement of Additional Information ("SAI").

Debt Securities. From time to time, the Fund may invest in select debt securities using a value-based approach and criteria similar to that discussed above under "Principal Investment Strategies." A debt security is an interest-bearing security that companies and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). The Fund may invest in debt securities issued by foreign and U.S. companies and governments.

13

Changes in interest rates are one of the most important factors that could affect the value of fixed income securities. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) to fall and could reduce the value of the fixed income portion of the Fund's portfolio. Rising interest rates may also cause investors in mortgage-backed and asset-backed securities to be paid off later than anticipated, forcing the Fund to keep its money invested at lower rates or to sell the securities at a lower price. Falling interest rates, however, generally cause investors in mortgage-backed and asset-backed securities to be paid off earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

The concept of duration is useful in assessing the sensitivity of the fixed-income portion of the Fund's assets to interest rate movements, which are the main source of risk for the fixed-income portion of the Fund. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Debt securities have a stated maturity date by which the issuer must repay their principal amount. Some debt securities known as callable bonds may repay the principal earlier or after the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is typically viewed as more likely to pay interest and repay principal than an issuer of a lower rated security. Adverse economic conditions or changing circumstances, however, may weaken the issuer's capacity to pay interest and repay principal.

High yield bonds, commonly referred to as "junk" bonds, are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment- grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Derivatives. The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions or currency changes (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is derived from an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are

14

various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. In addition, derivatives can be volatile and involve significant risks, including counterparty risk (the risk that the other party to a contract defaults or refuses to honor the obligation), leverage risk (the risk that some derivatives entail embedded leverage magnifying losses) and liquidity risk (the risk that the derivative will be difficult to sell or close out at a favorable time or price).

Short-Term Investing.  The investments and strategies described in this Prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. For instructions on how to obtain an SAI, please refer to the back cover of this Prospectus.

MANAGEMENT AND ORGANIZATION

Investment Adviser

First Pacific Advisors, LLC is the Fund's investment adviser. Together with its predecessor organizations, First Pacific Advisors, LLC has been in the investment advisory business since 1954. The Adviser manages assets of approximately $23.1 billion for seven investment companies, including one closed-end investment company, and more than 40 institutional accounts. First Pacific Advisors, LLC is headquartered at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The total management fee paid by the Fund, as a percentage of average net assets, will be paid at the annual rate of 1.00%. The Fund will also pay the Adviser a fee at the annual rate of 0.10% of its average daily net assets for financial services it provides to the Fund during the year, including, among other services, maintaining the Fund's books and records, calculating daily net asset values, and producing registration statements and other filings. Effective February 1, 2013, The Adviser has contractually agreed to reimburse expenses in excess of 1.32% of the average daily net assets of the Fund (excludes brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through June 30, 2015.

A discussion regarding the basis for the approval of the Fund's investment advisory agreement with the Adviser by the Fund's Board of Trustees is available in the Fund's first Annual Report dated December 31, 2011.

15

Portfolio Manager

Pierre O. Py has served as the Fund's Portfolio Manager since the Fund's inception in 2011. Mr. Py joined the Adviser as Vice President in September 2011. Mr. Py also serves as a Vice President and Portfolio Manager of FPA Paramount Fund, Inc., an open-end investment company managed by the Adviser. Prior to joining the Adviser, Mr. Py was an International Research Analyst for Harris Associates from 2005 to 2010.

The SAI provides additional information about the Portfolio Manager's method of compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund.

PURCHASE, PRICING AND SALE OF SHARES

Purchase and Investment Minimums. You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You can obtain the Account Application by writing to the FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, or 803 West Michigan St., Milwaukee, WI 53233-2301, by telephone at (800) 638-3060, or on the Fund's website at www.fpafunds.com, which can be used for initial purchases. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Share Price. The Fund calculates its share price, also called net asset value per share, or "NAV", as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. New York time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

16

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund's net asset value is determined. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

In-Kind Transactions. Under certain conditions and at the Fund's discretion, you may pay for shares of the Fund with securities instead of cash. In addition, the Fund may pay all or part of your redemption proceeds with securities instead of cash.

Selling (Redeeming) Your Shares—Redemption Payments May Be Made By Check, Wire or ACH

You can sell (redeem) for cash without charge (except a 2% redemption fee, if applicable, as described below) any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.

In the case of an exchange of shares subject to a 2% redemption fee within 90 days of purchase, the shares acquired by exchange are subject to a 2% redemption fee if redeemed (except by exchange) within 90 days of the exchange (not the initial purchase).

A check will be mailed to you within seven days after UMB Fund Services, Inc. receives a properly completed request (as described below under "Written Requests"). If shares to be sold were purchased recently by check and those funds have not cleared, the request will not be considered in good order and will be returned unprocessed.

2% Redemption Fee. The Fund will deduct a 2% redemption fee from the redemption proceeds of any shareholder redeeming shares of the Fund held for less than 90 days. In determining how long shares of

17

the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems' limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that officers of the Fund believe are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as: redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary); redemptions for certain retirement plan transactions such as closing de minimis accounts, loans, plan fees, required minimum distributions, return of excess contributions, QDRO (qualified domestic relations order), automatic payroll contributions, and withdrawals at termination; redemptions requested for a QDIA (qualified default investment alternative); or redemptions initiated by the Fund. The 2% redemption fee also does not apply to shares acquired through reinvested dividends or capital gain distributions. The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

Written Requests. Requests must be signed by the registered shareholder(s). A signature guarantee is required if the redemption is:

•  Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

•  By a shareholder that is a corporation, partnership, trust or fiduciary.

A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

Telephone Transactions. You must elect the option on the Account Application to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Privileges Change Form with a signature guarantee.

If you have selected the option to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to which the proceeds of such redemptions are sent. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

UMB Fund Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither UMB Fund Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

18

The Fund can change or discontinue telephone redemption privileges without notice.

Automatic Redemption (Sale) of Your Shares. If as a result of a redemption, your account value is less than $500, the Fund can direct UMB Fund Services, Inc. to redeem your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

EXCHANGE OF SHARES AND SHAREHOLDER SERVICES

Exchanging Your Fund Shares

Exchanging Your Shares for Shares of Other FPA Funds. You can exchange your shares of the Fund for shares of other FPA Funds, namely FPA Crescent Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. Shares of FPA Capital Fund, Inc. may only be acquired by existing shareholders of that Fund except directors, officers and employees of that Fund, the Adviser and affiliated companies, and their immediate relatives.

You can add to shares held in an existing account or start a new account in the selected FPA Fund. Shares of the Fund acquired must be registered for sale in your state.

How to Exchange Your Shares. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Application). Exchanges are subject to the following restrictions:

•  You are limited to four exchanges in one account during any calendar year (if we give you notice you have exceeded this limit, any further exchange requests will not be honored);

•  Shares must be owned at least 15 days before exchanging;

•  An exchange requires the purchase of shares with a value of at least $1,000; and

•  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by UMB Fund Services, Inc.

For federal income tax purposes, an exchange is treated as a sale of the shares of the Fund and could result in a capital gain or loss.

Discontinuation of the Exchange Programs. The Fund can change or discontinue the rights to exchange Fund shares into other FPA Funds upon 60 days' notice.

For more information or for prospectuses, which contain the applicable sales charges for other FPA Funds, please contact a dealer or UMB Distribution Services, LLC. You should read the prospectuses

19

of these other Funds and consider differences in objectives and policies before making any exchange.

Other Shareholder Services

Investment Account. Each shareholder has an investment account in which UMB Fund Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction.

Pre-authorized Investment Plan. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the Account Application available from dealers or FPA Fund Distributors, Inc. UMB Fund Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment must be at least $100. UMB Fund Services, Inc. currently charges a $15 distribution fee for each redemption or recharacterization from a retirement account. UMB Fund Services, Inc. also charges an annual account maintenance fee of $15 on retirement accounts.

You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions into an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, although contributions to a Roth IRA are not deductible, earnings in the account are not taxed even on withdrawal. Retirement-related tax matters are complicated and you should consult your tax adviser. UMB Distribution Services, LLC and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

Systematic Withdrawal Plan. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the Account Privileges Change Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Privileges Change Form. If withdrawals continuously exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest because of additional sales charges, and you will recognize any taxable gains or losses on the automatic withdrawals.

Shareholder Servicing Arrangements. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the financial representative. These services may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for

20

servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Fund's Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives for these services.

UMB Distribution Services, LLC, the Fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The Adviser may, at its own expense and out of its own resources, pay financial representatives for distribution and marketing services performed with respect to the Fund. These payments by the Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per-account fees, sales fees, and/or annual asset-based charges. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary's website.

Excessive Trading

The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets and does not accomodate frequent trading. The Board of Trustees has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs, and dilute the value of Fund shares held by long-term investors. The Fund's imposition of a 2% redemption fee is intended to serve as a deterrent to frequent trading on shares held less than 90 days. The preceding section titled "2% Redemption Fee" provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four during any calendar year (see section titled "How to Exchange Your Shares"). Irrespective of these redemption fees and exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Further, the Fund fair values its holdings, when applicable, as described under "Purchase, Pricing and Sale of Shares." Notifications will be made in writing by the Fund within five days. There can be no assurance that the Fund will successfully detect or prevent market timing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. This income, after payment of expenses, will be distributed to you semi-annually. Net capital gains realized from the sale of securities are distributed at least annually. Dividends and capital gain distributions are automatically reinvested in the Fund at the share price determined at the close of business the day after the record date, unless before the record date for receipt of the dividend or capital gain distribution you

21

request cash payment of dividends and capital gains distributions. You can use the Account Privileges Charge Form to request a cash payment.

Taxes

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs) and qualified retirement plans generally are tax-free.

Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain foreign currency transactions (i.e., "dividends") are generally taxed as ordinary income. The Fund does not expect to earn a significant amount of "qualified dividend income," which is taxed at the reduced maximum federal income tax rates for individual and certain other noncorporate shareholders mentioned below.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for individual and certain other non-corporate shareholders, are subject to maximum federal income tax rates of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those noncorporate shareholders with taxable income exceeding those respective amounts. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions. Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.

When you sell (redeem) Fund shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain that an individual or certain other non-corporate shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above. The federal income tax you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, the Fund will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions. Most importantly, consult your tax professional. Everyone's tax situation is different, and your tax professional should be able to help you answer any questions you may have.

The Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service ("Service") tells the Fund that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

22

If you buy shares when the Fund has earned or realized, but not yet distributed, ordinary income or net capital gains, you will be "buying a dividend" by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution. Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, there are no tax consequences to you from distributions. Beginning in 2013, an individual is required to pay a 3.8% tax on the lesser of (1) the individual's "net investment income," which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays), or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A Fund shareholder's basis in Fund shares he or she acquires after December 31, 2011 ("Covered Shares"), will be determined in accordance with the Fund's default method, which is HIFL basis (highest in, first long-term), unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the previous requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

23

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance from its commencement of operations on December 1, 2011 through December 31, 2012. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions, if any. The information for the fiscal periods ended December 31, 2012 and 2011, has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report dated February 15, 2013, along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.

	Year Ended December 31, 2012	December 1, 2011 to December 31, 2011
Per share operating performance:
Net asset value at beginning of period	$10.11	$10.00
Income from investment operations:
Net investment income	$0.01	—	*
Net unrealized gain on investment securities	2.41	$0.11
Total from investment operations	$2.42	$0.11
Redemption fees	$0.01	—	*
Net asset value at end of period	$12.54	$10.11
Total investment return**	24.04%	1.10%
Ratios/supplemental data:
Net assets at end of period	$41,407,487	$1,418,748
Ratio of expenses to average net assets:
Before reimbursement from Adviser	4.14%	16.64	%†
After reimbursement from Adviser	1.35%	1.35	%†
Ratio of net investment loss to average assets:
Before reimbursement from Adviser	(2.34)%	(15.90	)%†
After reimbursement from Adviser	0.45%	(0.61	)%†
Portfolio turnover rate	49%	0%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share and is not annualized.

†  Annualized.

24

(This page has been left blank intentionally.)

For Shareholder Services contact
UMB Fund
Services, Inc.

P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St.,
Milwaukee, WI 53233-2301
(800) 638-3060 except Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands

For Retirement Plan Services
call your employer or plan
administrator

For 24-hour Information go to
UMB Distribution Services, LLC
Internet Web Site
http://www.fpafunds.com

For Dealer Services contact
UMB Distribution Services, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233
(310) 473-0225 or
(800) 982-4372 except

Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands

Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to UMB Fund Services, Inc. Inquiries concerning sales should be directed to UMB Distribution Services, LLC.

Investment Adviser
First Pacific Advisors, LLC

11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064

Custodian
State Street Bank and
Trust Company

225 Franklin Street
Boston, MA 02110

Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.

Multiple Translations

This Prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.

OTHER FUND INFORMATION

Annual/Semi-Annual Report to Shareholders

Additional information about the Fund's investments and performance will be available in the Fund's annual and semi- annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affect the Fund's performance during its last fiscal period or year. The Fund's SAI, annual and semi-annual report, quarterly schedules of portfolio holdings on Form N-Q and the annual report of proxy voting record on Form N-PX are available without charge, upon request, by calling UMB Distribution Services, LLC and on the Securities and Exchange Commission's ("SEC") Internet Web Site at http://www.sec.gov.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Fund.

A current SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

For more information or to request a free copy of any of the documents above contact UMB Distribution Services, LLC 803 West Michigan Street Milwaukee, Wisconsin 53233, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to http://fpafunds.com.

Investment Company Act No. 811-8544

STATEMENT OF ADDITIONAL INFORMATION

FPA INTERNATIONAL VALUE FUND

April 30, 2013

This Statement of Additional Information supplements the current Prospectus of FPA International Value Fund (the “Fund”) (FPIVX) dated April 30, 2013, as it may be amended or supplemented.  The Fund is a series of FPA Funds Trust (the “Trust”).  This Statement of Additional Information does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund’s Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund’s Prospectus can be obtained by contacting your securities dealer or the Fund’s principal underwriter, UMB Distribution Services, LLC. (the “Distributor”), at 803 West Michigan Street, Milwaukee, Wisconsin, 53233; telephone (310) 473-0225 or (800) 982-4372 (except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands); web site www.fpafunds.com.

Authorized Financial Intermediaries	41
FPA Exchange Privilege	42
Redemption of Shares	42
Telephone Redemption	42
Redemptions-In-Kind	43
2% Redemption Fee	43
Excessive Trading	43
Tax Sheltered Retirement Plans	44
Dividends, Distributions and Taxes	44
Distributor	45
Prior Performance Information	45
Financial Statements	48

DESCRIPTION OF PERMITTED INVESTMENTS

As described in the Fund’s Prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This Statement of Additional Information (“SAI”) describes each of these investments and strategies and their risks. The Fund may employ new strategies without prior notification to shareholders, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in “Investment Policies of the Fund.”  First Pacific Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund.

In recent years, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This has caused a significant decline in the value and liquidity of many securities. These market conditions may continue or get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

EQUITY SECURITIES

Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s asset, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

Common Stocks

Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board.

Preferred Stocks

Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Convertible Securities

Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the holder’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser take such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Rights and Warrants

A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES

While investing in stocks allows investors to participate in the benefits of owning a company, investors must accept the risks of ownership. Unlike bondholders, who have preferential rights to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money. Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•                                          Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•                                          Factors affecting an entire industry, such as increases in production costs; and

•                                          Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Companies

Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium-sized limited markets and financial resources, narrow product lines, shorter operating histories, and frequent lack of management depth. The securities of small and medium- sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Initial Public Offerings (“IPOs”)

The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund if it has a small asset base. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The countries in which these markets are located can be developed or emerging. People can invest in foreign securities in a number of ways:

•                                          They can invest directly in foreign securities denominated in a foreign currency;

•                                          They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

•                                          They can invest in investment funds.

American Depositary Receipts (“ADRs”)

ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. In addition, in a sponsored ADR arrangement the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement the depository’s transaction fees are paid by the ADR holders.

Emerging Markets

An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investment Funds

Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). If the Fund were to invest these types of securities, shareholders would bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Adviser), but would also indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES

Foreign Market Risks. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets.

Stock Exchange and Market Risk. The Adviser anticipates that in most cases an exchange or over-the-counter (“OTC”) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets: are generally more volatile than, and not as developed or efficient as, those in the United States; have substantially less volume; trade securities that tend to be less liquid and experience rapid and erratic price movements; have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates; employ trading, settlement and custodial practices less developed than those in U.S. markets; and may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because: foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards; adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis; in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States; OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated; economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions. Some of these risks are explained further below.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Currency Risk and Exchange Risk. While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: it may be expensive to convert foreign currencies into U.S. dollars and vice versa; complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the U. S. Foreign securities in which the Fund invests are generally held outside the U.S. in foreign banks and securities depositories. The Fund’s custodian is its “foreign custody manager.” The “foreign custody manager” is responsible for determining that the Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments. Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities, and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines, or if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Euro Risk. Many European countries have adopted a single European currency, the euro. Upon the adoption of the euro, the exchange rates of participating European countries were irrevocably fixed between the member countries. The euro has presented unique uncertainties for participating nations, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by some or all the countries that have already adopted its use. Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions and could adversely affect the value of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by the Fund may be denominated in euros.

Emerging Markets

Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•                                          Have relatively unstable governments;

•                                          Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

•                                          Have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, or a lack of a banking and securities infrastructure to handle such trading;

•                                          Offer less protection of property rights than more developed countries; and

•                                          Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero- coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES

U.S. Government Securities

U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under “Mortgage-Backed Securities” and “Other Asset-Backed Securities.” This SAI discusses mortgage-backed treasury and agency securities in detail in “Mortgage-Backed Securities” and “Other Asset-Backed Securities.”

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

•                                          By the right of the issuer to borrow from the U.S. Treasury;

•                                          By the discretionary authority of the U.S. government to buy the obligations of the agency; or

•                                          By the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

Corporate Bonds

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Senior Loans

The Fund may invest in participations in senior loans made by banks and other financial institutions to corporate and other borrowers. Such loans are generally arranged through private negotiations between a borrower and one or more financial institutions and may be secured by collateral. Participations in senior loans generally are not listed on any securities exchange or automated quotation system, and no active trading market generally exists for these participations. Such senior loan participations are thus relatively illiquid, which may impair the ability of the Fund to sell them in a timely manner.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities, which include (a) obligations issued or guaranteed by Federal Agencies, such as GNMA, FNMA and FHLMC; (b) collateralized mortgage obligations (“CMOs”), including real estate mortgage investment conduits, issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by Federal Agencies; and (c) obligations issued by domestic or foreign private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

The Fund may invest in both fixed rate and adjustable rate mortgage securities (“ARMS”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark. ARMS will reset off of a variety of short-term indices including, but not limited to, LIBOR (London Interbank Offered Rate), 90-day United States Treasury Bills and the 11th District Cost of Funds Index (“COFI”). Fixed rate investments may be of varying maturities.

The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. The Fund may also invest in government-related mortgage-backed securities that are not backed by the full faith and credit of the United States, such as those issued by FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as financial institutions.

On September 7, 2008, FNMA and FHLMC were placed into conservatorship by their regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of FNMA’s or FHLMC’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on FNMA or FHLMC mortgage-backed securities held by the Fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the Fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls. The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of FNMA or FHLMC. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a FNMA or FHLMC mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party. Certain rights provided to holders of mortgage-backed securities issued by FNMA or FHLMC under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by FNMA or FHLMC, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and Other Secondary Market Issuers

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages.  For example, the value of mortgage-related securities has been adversely affected by the recent disruptions in the credit markets, the increase in the default rate on prime and subprime residential mortgages, and the overall decrease in residential home prices from the price levels reached during the 2003-2007 time period.  It is possible that, as a result of these and other circumstances, the value of mortgage-related securities will continue to be adversely affected for some time.  Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.  Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages.  Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Other Asset-Backed Securities

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset- backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (“CMOs”)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Inflation-Indexed Bonds

The Fund can invest in inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation. Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. Inflation-indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity. See also “Dividends, Distributions and Taxes” in the Prospectus.

Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation- adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030 and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Short-Term Investments

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations

The Fund will only invest in a security issued by a commercial bank if the bank:

•                                          Has total assets of at least $1 billion, or the equivalent in other currencies;

•                                          Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

•                                          Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Time Deposits

Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptance

A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper

Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard & Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P.

Stripped Mortgage-Backed Securities

Stripped Mortgage Securities, which may be issued by Federal Agencies, or by private originators of, or investors in, Mortgage Assets. Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

Yankee Bonds

Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See “Foreign Securities” in this SAI.

Zero Coupon Bonds

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND

Maturity

Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (“call dates”). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration

Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the securities. If an issuer defaults or becomes unable to honor its financial obligations, the securities may lose some or all of their value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated security. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (“junk bonds”) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately. Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Fund currently uses ratings compiled by Moody’s, S&P and Fitch. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund’s prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. The Fund intends to limit its investments in certain derivatives, such as futures, commodity options and swaps, if any, to de minimus thresholds necessary to meet the exceptions from commodity pool registration under the Commodity Exchange Act afforded by Rule 4.5 promulgated by the Commodity Futures Trading Commission (“CFTC”). These limits may prevent the Fund from seeking attractive investment opportunities if the Fund is otherwise investing in instruments subject to CFTC regulation. For certain types of derivatives, the Fund will cover its obligations under such instruments in accordance with SEC guidance.

TYPES OF DERIVATIVES

Futures

A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.”

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options

An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or “OTC options”). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

Purchasing Put and Call Options

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•                                          Allowing it to expire and losing its entire premium;

•                                          Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•                                          Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

•                                          The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

•                                          A call option on the same security or index with the same or lesser exercise price;

•                                          A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

•                                          Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

•                                          In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by:

•                                          Entering into a short position in the underlying security;

•                                          Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

•                                          Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•                                          Maintaining the entire exercise price in liquid securities.

Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the

Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

Combined Positions

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•                                          Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

•                                          Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

•                                          Do not require an initial margin deposit.

•                                          May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

EQUITY SWAPS — In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

INTEREST RATE SWAPS — Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

CURRENCY SWAPS — A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Correlation of Prices

The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•                                          current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•                                          a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•                                          differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity

Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position.

In an illiquid market, the Fund may:

•                                          have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•                                          have to purchase or sell the instrument underlying the contract;

•                                          not be able to hedge its investments; and

•                                         not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•                                          an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•                                          unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•                                          the facilities of the exchange may not be adequate to handle current trading volume;

•                                          equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

•                                          investors may lose interest in a particular derivative or category of derivatives.

Management Risk

If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Margin

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage

The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

•                                          actual and anticipated changes in interest rates;

•                                          fiscal and monetary policies; and

•                                          national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Counterparty Risk

Some derivatives are obligations entered into with a particular conterparty. If the counterparty defaults or refuses to honor its obligations, the Fund may lose amounts due it from the obligations, or may be delayed in receiving such amounts.

INVESTMENT COMPANIES. The Fund may buy and sell shares of other investment companies, including exchange traded funds, as permitted by applicable law. Generally, under the 1940 Act and Securities and Exchange Commission (“SEC”) rules adopted pursuant to the 1940 Act, the Fund’s acquisition of the securities of affiliated and unaffiliated funds (each an “Underlying Fund”) is subject to the following guidelines and restrictions:

•                                          The Fund may own an unlimited amount of any affiliated fund’s voting securities, subject to the conditions of Section 12(d)(1)(G) of the 1940 Act.

•                                          The Fund and its “affiliated persons” may own no more than 3% of an unaffiliated fund’s voting securities, subject to the following restrictions:

•                                          the Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) applicable to funds of funds;

•                                          the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•                                          the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regarding to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

•                                          The sales load and distribution fees paid by the Fund with respect to an Underlying Fund, aggregated with any distribution fees of the Fund, may not be excessive under FINRA rules.

•                                          Any Underlying Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

REPURCHASE AGREEMENTS. In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

When the Fund enters into a repurchase agreement it will:

•                                          Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form;

and

•                                          Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to “mark to the market” on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund’s right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES. The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund’s investment limitations.

The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING. The Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If the Fund lends its securities, it will follow the following guidelines:

•                                          The borrower must provide collateral at least equal to the market value of the securities loaned;

•                                          The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

•                                          The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);

•                                          It must be able to terminate the loan at any time;

•                                          It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

•                                          It must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

•                                          Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

•                                          Experience delays in recovering its securities.

SHORT SALES. Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

•                                          Take advantage of an anticipated decline in prices.

•                                          Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. This risk is theoretically unlimited. The Fund would profit if the price of the security declines between those dates.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

In addition, the Fund may engage in short sales “against the box”. In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

The Fund will not short sell a security if:

•                                          After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund net assets.

•                                          The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund’s net assets.

•                                          Such securities would constitute more than two percent (2%) of any class of the issuer’s securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED-DELIVERY AND FORWARD TRANSACTIONS. A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL INVESTMENT POLICIES. The following investment limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

(1)                                Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act.

(2)                                Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information as they may be amended from time to time.

(3)                                Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(4)                                Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

(5)                                Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

(6)                                Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

(7)                                Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

(8)                                Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Certain of these restrictions are expanded upon in the non-fundamental policies described below. For purposes of restriction 2, the Fund may borrow money to the extent permitted by non-fundamental policy 1. Any borrowing by the Fund that exceeds that threshold must be reduced within 48 hours (excluding weekends and holidays) to meet such limitations. For purposes of restriction 3, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the Fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the Fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund. For purposes of restriction 5, the Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry.

NON-FUNDAMENTAL POLICIES. The following policies are non-fundamental, which means the Fund may change them without shareholder approval.

(1)                                The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

(2)                                The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

(3)                                The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

(4)                                The Fund may invest in the securities of foreign issuers.

(5)                                The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

(6)                            The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

(7)                                The Fund may write covered call options and may buy and sell put and call options.

(8)                                The Fund may enter into repurchase agreements.

(9)                                The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

(10)                         The Fund may sell securities short and engage in short sales “against the box.”

(11)                         The Fund may enter into swap transactions.

FUND ORGANIZATION AND THE BOARD OF TRUSTEES

FPA Funds Trust (the “Trust”) was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the Trust changed its name to UAM Funds Trust. On August 30, 2002, the shareholders of UAM Funds Trust approved a new Board of Trustees and the Trust’s name was changed to FPA Funds Trust.  The Trust is an open-end, management investment company, generally called a mutual fund, and the Fund, which commenced operations in 2011, is diversified.  The Trust currently has one other series, the FPA Crescent Fund. Although the Board of Trustees has delegated day-to-day management to the Adviser, all Trust operations are overseen by the Trust’s Board, which meets periodically and performs duties required by applicable state and federal laws.

Under Delaware law, the Trust’s business and affairs are managed under the direction of the Board of Trustees, and all powers of the Trust are exercised by or under the authority of the Board except as reserved to the shareholders by law or the Trust’s charter or by- laws. Delaware law requires each Trustee to perform his/her duties as a Trustee, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the Trust, and with the care that a person in a like position would use under similar circumstances.

TRUSTEES AND OFFICERS OF THE TRUST

All Trustees and officers of the Trust are also Directors and/or officers of one or more of five other investment companies advised by the Adviser. These investment companies are FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc. and Source Capital, Inc. (collectively, the “FPA Funds”).

Trustees serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, a Trustee’s term is indefinite in length. If a Trustee dies or resigns, a successor generally can be elected by the remaining Trustees. Officers of the Trust are elected annually by the Board of Trustees. Information regarding Trustees and officers of the Trust are set forth in the following tables. All officers of the Trust are also officers of the Adviser.

Willard H. Altman, Jr., Thomas P. Merrick, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

TRUSTEES

NAME, ADDRESS* AND AGE	POSITION WITH TRUST	YEAR FIRST ELECTED AS TRUSTEE OF THE TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FPA FUND BOARDS ON WHICH TRUSTEE SERVES	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INDEPENDENT TRUSTEES

Willard H. Altman, Jr., 77	Trustee & Chairman of the Board	2002	Former Partner of Ernst & Young LLP, a public accounting firm. Director of Source Capital, Inc., of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc., and of FPA Perennial Fund, Inc. for more than the past five years. Vice President of Evangelical Council for Financial Accountability, an accreditation organization for Christian non-profit entities, from 1995 to 2002.	7	-0-

Thomas P. Merrick, 75	Trustee	2009	Private consultant. President of Strategic Planning Consultants for more than the past five years. Director of Source Capital, Inc. (since February 2006), of FPA Paramount Fund, Inc. (since January 2008), of FPA Perennial Fund, Inc. (since August 2008), of FPA New Income, Inc. (since July 2009), and of FPA Capital Fund, Inc. (since July 2009). Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7	-0-

Alfred E. Osborne, Jr., 68	Trustee	2002	Senior Associate Dean at the UCLA Anderson Graduate School of Management. Dr. Osborne has been at UCLA since 1972. Director of FPA Capital Fund, Inc. and of FPA New Income, Inc. for more than the past five years.	4	Kaiser Aluminum and Heckmann Corporation

A. Robert Pisano, 70	Trustee	2013	Retired. Director of FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. (since July 2012), of FPA New Income, Inc. (since January 2013), of Source Capital, Inc. (since February 2013), and of FPA Capital, Inc. (since March 2013). Formerly President and Chief Operating officer of The Motion Picture Association of America, Inc. from 2005 to 2011.	7	Resources Global Professionals and The Motion Picture and Television Fund

Patrick B. Purcell, 70	Trustee	2006	Retired. Former Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998. Director of FPA	7	The Motion Picture and Television Fund

NAME, ADDRESS* AND AGE	POSITION WITH TRUST	YEAR FIRST ELECTED AS TRUSTEE OF THE TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FPA FUND BOARDS ON WHICH TRUSTEE SERVES	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Capital Fund, Inc. (since May 2006), of FPA New Income, Inc. (since May 2006), of Source Capital, Inc. (since May 2010), of FPA Paramount Fund, Inc. (since July 2012), and of FPA Perennial Fund, Inc. (since July 2012).

Allan M. Rudnick, 72	Trustee	2010	Private investor. Formerly, Co-Founder and Chief Investment Officer of Kayne Anderson Rudnick Investment Management (“KAR”) in 1989. Prior to his retirement in December 2007, Mr. Rudnick served as President, Chief Executive Officer (2001) and Chairman of the Board (2001) of KAR. Director of FPA Capital Fund, Inc. (since January 2010), of FPA New Income, Inc. (since January 2010), of Source Capital, Inc. (since May 2012), of FPA Paramount Fund, Inc. (since July 2012), and of FPA Perennial Fund, Inc. (since July 2012).	7	-0-

“INTERESTED” TRUSTEE

Steven T. Romick, 50	Trustee and President	2002	Managing Partner of First Pacific Advisors, LLC (since January 2010). Partner of First Pacific Advisors, LLC from October 2006 to December 2009; and Senior Vice President of First Pacific Advisors, Inc. from March 1996 to September 2006.	2	Arden Group, Inc.

*                   The address for each Trustee is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

**              “Interested person” of the Trust within the meaning of the 1940 Act by virtue of his affiliation with the Adviser.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2012

NAME	DOLLAR RANGE OF FUND SHARES OWNED	AGGREGATE DOLLAR RANGES OF SHARES OWNED IN ALL FPA FUNDS OVERSEEN BY TRUSTEE
INDEPENDENT TRUSTEES

Willard H. Altman, Jr.	$10,001 to $50,000	Over $100,000

Thomas P. Merrick	$10,001 to $50,000	Over $100,000

Alfred E. Osborne, Jr.	$0	Over $100,000

A. Robert Pisano*	$0	$10,001 to $50,000

Patrick B. Purcell	Over $100,000	Over $100,000

Allan M. Rudnick	$50,001 to $100,000	Over $100,000

“INTERESTED” TRUSTEE

Steven T. Romick	Over $100,000	Over $100,000

*                 Mr Pisano was appointed a Trustee effective January 1, 2013.

As of December 31, 2012, the officers and Trustees of the Fund and their families, as a group, owned beneficially 6.1% of the outstanding shares of the Fund.

TRUSTEE COMPENSATION

No compensation is paid by the Fund to any officer or Trustee who is a director, officer or employee of the Adviser or its affiliates.

The Fund pays annual fees of $7,000 to Trustees who are not affiliated with the Adviser, plus $1,250 for each Board of Trustees meeting attended and $375 for each Committee meeting held on a day other than a Board meeting. Additionally, the Chairman of the Board receives annual fees of $2,000. During the fiscal ended December 31, 2012, the Trustees then in office received as a group $60,750. Effective January 1, 2013, the Chairman of the Board receives annual fees of $4,000, the Chairman of the Audit Committee receives annual fees of $3,000, and the Chairman of the Nominating and Governance Committee receives annual fees of $1,000.

No pension or retirement benefits are accrued as part of Fund expenses. The Fund reimburses certain expenses of the Trustees who are not affiliated with the Adviser.

NAME	AGGREGATE COMPENSATION FROM THE FUND	TOTAL COMPENSATION FROM ALL FPA FUNDS
INDEPENDENT TRUSTEES

Willard H. Altman, Jr.	$14,000	$136,500	(1)

Thomas P. Merrick	$12,000	$123,500	(1)

Alfred E. Osborne, Jr.	$10,750	$61,250	(2)

A. Robert Pisano	$0	$11,022	(3)

Patrick B. Purcell	$12,000	$109,522	(1)

Allan M. Rudnick	$12,000	$99,758	(1)

“INTERESTED” TRUSTEE

Steven T. Romick	$0	$0

(1) Includes compensation from six open-end investment companies and one closed-end investment company.

(2) Includes compensation from four open-end investment companies.

(3) Mr. Pisano was appointed effective January 1, 2013. Includes compensation from two open-end investment companies.

OFFICERS

NAME, ADDRESS* AND AGE	POSITION WITH TRUST	YEAR FIRST ELECTED AN OFFICER OF THE TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Steven T. Romick, 50	Trustee and President	2002

Managing Partner of First Pacific Advisors, LLC (since January 2010). Partner of First Pacific Advisors, LLC from October 2006 to December 2009; and Senior Vice President of First Pacific Advisors, Inc. from March 1996 to September 2006.

Pierre O. Py, 37	Vice President & Portfolio Manager	2011

Vice President of First Pacific Advisors, LLC (since September 2011). Vice President and Portfolio Manager of FPA Paramount Fund, Inc. (since November 2011). Former International research analyst at Harris Associates from October 2004 to December 2010.

Eric S. Ende, 68	Vice President	2002

Partner of First Pacific Advisors, LLC (since October 2006); Director, President and Portfolio Manager for more than the past five years of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc.; Director, President and Chief Investment Officer for more than the past five years of Source Capital, Inc.; and Vice President of FPA Capital Fund, Inc. and of FPA New Income, Inc. for more than the past five years. Senior Vice President of First Pacific Advisors, Inc. from December 1994 to September 2006.

J. Richard Atwood, 53	Treasurer	2002	Managing Partner and Chief Operating Officer, Chief Financial Officer and Treasurer of First Pacific Advisors, LLC (since

NAME, ADDRESS* AND AGE	POSITION WITH TRUST	YEAR FIRST ELECTED AN OFFICER OF THE TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

October 2006); and Director, President, Chief Executive Officer, Chief Compliance Officer (since August 2004), Chief Financial Officer and Treasurer for more than the past five years of FPA Fund Distributors, Inc. Treasurer of each FPA Fund for more than the past five years. Director, Principal, Chief Operating Officer and Chief Financial Officer (from January 1997) of First Pacific Advisors, Inc. from May 2000 to September 2006.

Sherry Sasaki, 58	Secretary	2002

Assistant Vice President and Secretary of First Pacific Advisors, LLC (since October 2006); and Secretary of each FPA Fund and of FPA Fund Distributors, Inc. for more than the past five years. Assistant Vice President (from December 1992) and Secretary (from June 1991) of First Pacific Advisors, Inc. to September 2006.

Christopher H. Thomas, 56	Chief Compliance Officer	2002

Vice President and Chief Compliance Officer of First Pacific Advisors, LLC (since October 2006); Director, Vice President and Controller for more than the past five years of FPA Fund Distributors, Inc.; and Chief Compliance Officer of each FPA Fund (since August 2004). Controller from March 1995 to December 2005, and Vice President (from March 1995) and Chief Compliance Officer (from August 2004) of First Pacific Advisors, Inc. to September 2006; and Assistant Treasurer of each FPA Fund from April 1995 (except FPA Funds Trust from August 2002) to February 2006.

E. Lake Setzler III, 46	Assistant Treasurer	2006

Vice President and Controller of First Pacific Advisors, LLC (since October 2006); and Assistant Treasurer of each FPA Fund (since February 2006). Former Vice President and Controller of First Pacific Advisors, Inc. from December 2005 to September 2006.

Michael P. Gomez, 28	Assistant Vice President	2012

Assistant Vice President and Assistant Controller of First Pacific Advisors, LLC (since June 2010); and Assistant Vice President of each FPA Fund (since February 2012). Former Experienced Associate/In-Charge within the Financial Sources - Investment Management Group at PricewaterhouseCoopers LLP from September 2007 to May 2010.

* The address of each officer is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 20064.

LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The Board of Trustees has general oversight responsibility with respect to the Trust’s business and affairs. Although the Board has delegated day-to-day oversight to the Adviser, all Trust operations are supervised by the Trust’s Board, which meets quarterly. The Board is currently composed of seven trustees, including the six Independent Trustees. The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings, and the Independent Trustees frequently correspond with each other in between meetings to discuss specific matters that may require attention at or prior to the Board’s next regularly scheduled meeting. The Audit Committee of the Board of Trustees meets quarterly at regularly scheduled meetings and the Corporate Responsibility Committee meets at least twice a year. The Independent Trustees have retained “independent legal counsel” as defined in the 1940 Act.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to preside at all meetings of the Board. The Chairman does not participate in the preparation for meetings of the Board, but has delegated this responsibility to the Treasurer of the Trust, and they have frequent discussions regarding matters related to the preparation of the agenda for Board meetings (with input from the Independent Trustees), determining which matters need to be acted upon by the Board, and ensuring that the Board obtains all the information necessary to perform its functions and take actions. The Treasurer of the Trust also acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. Except for any duties specified herein or pursuant to the Trust’s By-Laws, the duties of the Chairman will not reduce the responsibilities that must be discharged by any other Trustee.

The Trust’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders. Several members of the Board have had a long and continued service with the Trust. As noted in the table above, the Trustees bring a variety of experiences and qualifications through their business backgrounds in the fields of accounting, consulting and strategic planning, education, entertainment, and investment management. The Board believes that each particular Trustee’s financial and business experience gives him the qualifications and skills to serve as a Trustee.

The Board of Trustees has delegated day-to-day Fund and risk management to the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Fund will meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Fund of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Trustees meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date and results thereon. Additionally, the CCO presents an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO would report any material risk, should it arise to the Board. The CCO is also the CCO of the Adviser.

The Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee are described below.

COMMITTEES OF THE BOARD OF TRUSTEES. The Fund has as Audit Committee comprised of all of the Independent Trustees. The Committee makes recommendations to the Board of Trustees concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee met four times during the fiscal year ended December 31, 2012.

The Fund has a Nominating and Governance Committee consisting of all of the Independent Trustees. The Committee recommends to the full Board of Trustees nominees for election as Trustees of the Fund to fill the vacancies on the Board, when and as they occur. The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Trust, in care of the Trust’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the full discretion of the Committee and a final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Trustees. The Nominating and Governance Committee met twice during the fiscal year ended December 31, 2012.

The Nominating and Governance Committee is responsible for searching for Trustee candidates that meet the evolving needs of the Board of Trustees. Trustee candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating and Governance Committee in the Trustee identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflict or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board of Trustees, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision- making processes of the Board of Trustees.

FIVE PERCENT SHAREHOLDERS

As of March 31, 2013, no person was known by the Fund to own of record or beneficially more than 5% of the outstanding Fund shares except: Charles Schwab and Co. Inc., 4,016,167 shares (64.85%), 101 Montgomery Street, San Francisco, California 94104. Shares held by the foregoing broker/dealer are advised to be held for the benefit of its customers.

MANAGEMENT

INVESTMENT ADVISER. First Pacific Advisors, LLC, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since the Fund’s inception on December 1, 2011.  Presently, the Adviser manages assets of approximately $23.1 billion for seven investment companies, including one closed-end investment company, and more than 40 institutional accounts. Currently, the personnel of First Pacific Advisors, LLC consists of 27 persons engaged full time in portfolio management or investment research in addition to 43 persons engaged full time in trading, administrative, financial or clerical activities.

CODES OF ETHICS.  The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to prevent their respective officers and employees, as applicable, who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Fund, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every applicable securities trade to ensure that there is no conflict with the trading activities of the Fund. On a quarterly basis all employees must provide a report on all applicable transactions in any security in which they have or acquire direct or indirect ownership. This reporting requirement also applies to securities issued by the Government of the United States or state/local municipalities, and shares of registered open-end investment companies. This requirement does not apply to 401(k) investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers’ acceptances, bank certificates of deposit, or commercial paper.

PROXY VOTING.  The Fund has implemented Proxy Voting Policies and Procedures (“Policies”) that delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has implemented Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”), which underscores the Adviser’s intention to make all proxy voting decisions in the best interests of the Fund and to act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

Certain of the Adviser’s proxy voting guidelines are summarized below:

•                                          The Adviser votes for uncontested director nominees recommended by management.

•                                          The Adviser votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.

•                                          The Adviser votes against a management proposal to eliminate or limit shareholders’ rights to call a special meeting. Although many proxy proposals can be voted in accordance with the Adviser’s proxy voting guidelines, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict as follows:

•                                          To the extent the matter is specifically covered by the Adviser’s proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.

•                                          To the extent the Adviser is making a case-by-case determination under its proxy voting guidelines, the Adviser will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Adviser will abstain from voting the proxy.

The Fund has filed Form N-PX with the Fund’s complete proxy voting record for the period December 1, 2011 through June 30, 2012.  The Fund’s Form N-PX filings will be available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

INVESTMENT ADVISORY AND FINANCIAL SERVICES AGREEMENT. The Trust has entered into an Investment Advisory Agreement with the Adviser, effective December 1, 2011, with respect to the Fund (“Advisory Agreement”).  Pursuant to the Advisory Agreement the Adviser provides continuing supervision of the Fund’s investment portfolio. The Adviser is authorized, subject to the control of the Trust’s Board of Trustees, to determine which securities are to be bought or sold by the Fund and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund’s books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include brokerage commissions and other costs of portfolio transactions; fees and expenses of Trustees not affiliated with the Adviser; taxes; transfer agent, dividend disbursement, reinvestment and custodian fees; legal and audit fees; printing and mailing of reports to shareholders and proxy materials; shareholders’ and Trustees’ meetings; registration of Fund shares under federal and state laws; trade association membership fees; premiums for the fidelity bond and errors and omissions insurance maintained by the Fund; litigation; interest on indebtedness; and the fee paid to the Adviser for providing financial services to the Fund as described below.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 1.00% of the Fund’s average daily net assets. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund’s Agreement and Declaration of Trust, during a calendar month. The Adviser has contractually agreed to reimburse expenses in excess of 1.32% of the average net assets of the Fund (excludes brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through June 30, 2015.

In addition to the advisory fee, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. Such financial services include (a) maintaining the accounts, books and other documents forming the basis for the Fund’s financial statements, (b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund’s registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person’s direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties).

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the

Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement as it applies to the Fund has an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Trust’s Board of Trustees or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Trust’s Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval.  The continuation of the Advisory Agreement to November 30, 2013, has been approved by the Board of Trustees and a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act).  The Advisory Agreement may be terminated without penalty with respect to the Fund by the Trust’s Board of Trustees or the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

For the fiscal period December 1 to December 31, 2011, and the fiscal year ended December 31, 2012 the Fund’s Adviser earned gross advisory fees of $1,101 and $95,983, plus $110 and $9,594 for costs incurred in providing financial services to the Fund, respectively. During these periods, the Adviser reimbursed expenses of $17,653 and $267,876, respectively.

PORTFOLIO MANAGER.  Pierre O. Py serves as the Fund’s portfolio manager (the “Portfolio Manager”). Set forth below is the following information with respect to: (i) other accounts managed by the Portfolio Manager, (ii) a description of the Portfolio Manager’s compensation structure and (iii) the dollar range of the Portfolio Manager’s investments in the Fund. All information provided below is as of December 31, 2012.

Mr. Py manages the following accounts (including the Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$302	0	$0
Other Pooled Investment Vehicles:	0		$0	$0
Other Accounts:	0		$0	$0

COMPENSATION. Compensation of the Adviser’s Portfolio Manager consists of a base salary and an annual bonus.

Because the Portfolio Manager has recently joined the Adviser, and given the recent start of Fund operations, the Adviser expects that most of the Portfolio Manager’s compensation will be fixed.  In the future the Adviser will monitor the Portfolio Manager using the same criteria it applies for the other funds it manages including, long-term performance over full market cycles (usually five to ten years), team building, succession planning, manager and strategy recognition, client engagement and retention and business development.

The Adviser offers a 401(k) plan whereby the Portfolio Manager, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

OWNERSHIP OF SECURITIES.  As of December 31, 2012, the dollar value of shares of the Fund owned by Mr. Py was between $250,000 to $500,000.

CONFLICTS OF INTEREST.  The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Manager’s managing the Fund and any other accounts. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell identical securities for multiple clients of the Adviser. The Adviser may aggregate orders for its client accounts for the same security when concurrent decisions are made to purchase or to sell identical securities for several clients managed by the Adviser and such aggregation will generally result in more favorable net results for its clients. In these cases, the Adviser will allocate the securities or proceeds arising out of those transactions (and the related expenses) on an average price basis among the various participants. While the Adviser believes combining orders in this way will, over time, be advantageous to all participants, in particular cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by any one client. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment. The Adviser also has a code of Ethics, described above, which, among other matters, limits personal trading by portfolio managers and other employees of the Adviser. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

PRINCIPAL UNDERWRITER. UMB Distribution Services, LLC (the “Distributor”), located at 803 West Michigan Street, Milwaukee, Wisconsin 53233, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement effective September 28, 2012 (the “Distribution Agreement”). The Distributor is a wholly-owned subsidiary of UMB Fund Services, Inc., the Fund’s Transfer Agent. Please see “Distributor” for more information.

ADMINISTRATOR.  The Adviser performs administrative services for the Fund under the Investment Advisory Agreement.

TRANSFER AGENT.  Pursuant to a transfer agent agreement, UMB Fund Services, Inc., located at 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as transfer agent for the Fund.

CUSTODIAN.  Pursuant to a custodian agreement, State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Fund’s assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  The Trust’s independent registered public accounting firm, Deloitte & Touche LLP, audits and reports on the annual financial statements of the Fund and Deloitte Tax LLP reviews the Fund’s federal income tax returns. Deloitte & Touche LLP or its affiliates may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. The address of Deloitte & Touche LLP is 350 S. Grand Ave., Los Angeles, CA 90071.

LEGAL COUNSEL.  K&L Gates LLP serves as counsel to the Trust and the Independent Trustees. The address of K&L Gates LLP is Four Embarcadero Center, Suite 1200, San Francisco, California 94111.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. Equity securities are generally traded on an agency basis. For fixed-income securities traded in the over-the-counter market, orders are placed directly with a principal market maker, unless it is believed better prices and executions are available elsewhere, generally on an agency basis. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis. Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Trust’s Board of Trustees, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker- dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker- dealer would have charged for the same transaction. The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund. The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions. The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Fund’s Board of Trustees.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate. The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it exercises investment discretion. The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser’s receipt of such research.

Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts. However, the Adviser might not use all such research services in managing the Fund’s portfolio. In the Adviser’s opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down.

Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal period December 1, 2011 to December 31, 2011, and for the fiscal year ended December 31, 2012, totaled $1,710 and $31,371, respectively. During the last fiscal year, all of the brokerage commissions were paid on transactions having a total value of $16,945,975 to brokers selected because of research services provided to the Adviser.

PORTFOLIO HOLDINGS DISCLOSURE

PUBLICLY AVAILABLE PORTFOLIO HOLDINGS INFORMATION.  The Fund’s portfolio holdings information is publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the website. Certain information about the Fund’s portfolio holdings is also made publicly available as follows: (1) complete portfolio holdings information is disclosed in the Fund’s semi-annual and annual reports and filed with the SEC on Form N-CSR; (2) complete portfolio holdings information is disclosed in the Fund’s first and third quarter reports and filed with the SEC on Form N-Q; and (3) portfolio statistics, top holdings and sectors, and attribution reports containing only sector and/or industry breakdowns are disclosed in the Fund’s monthly and quarterly profiles and posted on the FPA Funds’ website approximately 15 days after month-end.  Such publicly available portfolio holdings information may be provided to third parties without prior approval.

NON-PUBLIC PORTFOLIO HOLDINGS. Disclosure of the Fund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings information.  The Trust has policies and procedures in place that allow the disclosure of non-public portfolio holdings for legitimate business purposes subject to certain conditions. Pursuant to these policies and procedures, the disclosure of non-public portfolio holdings information may be considered permissible and within the Fund’s legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients.

RATING AND RANKING ORGANIZATIONS. The Fund’s non-public portfolio holdings may be provided to a rating and ranking organization (e.g., Lipper, Morningstar, etc.), without limitation on the condition that the non-public portfolio holdings will be used for the purposes of developing a rating or ranking and not for use in trading.

SERVICE PROVIDERS. A service provider or other third party that receives information about the Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and recordkeeping services) may receive non-public portfolio holdings without limitation on the condition that the non- public portfolio holdings will be used solely for the purpose of servicing the Fund and not for use in trading.

The Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Adviser and the custodian pursuant to investment management and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (ii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iii) Morningstar, Inc., and Lipper Inc., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than (a) the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable, or (b) the date such information is posted to the Trust’s website.

The Chief Compliance Officer of the Fund reports all arrangements to disclose portfolio holdings information to the Board on an annual basis. If the Board determines that disclosure is inappropriate the Fund will promptly terminate the disclosure arrangement. Any material changes to these procedures will be approved by the Board.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for the last fiscal period is shown in the Prospectus under the caption “Financial Highlights.” This rate may vary greatly from year to year as well as within a year and, because it only covers a short period, may not be representative of future turnover rates.

CAPITAL STOCK

CAPITAL STOCK. The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest, without par value. The Board has the power to designate one or more series (portfolios) or classes of shares of beneficial interest without shareholder approval.

When issued and paid for, the shares of each series and class of the Trust participates equally in dividend and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive or conversion rights.

VOTING RIGHTS. The Agreement and Declaration of Trust requires shareholder meetings to elect trustees only when required by the 1940 Act, which is likely to occur infrequently. When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Trust do not have cumulative voting rights, which means holders of more than 50% of Trust shares voting for the election of Trustees can elect 100% of the Trustees if they so choose. In such event, holders of the remaining Trust shares are not able to elect any person or persons to the Trust’s Board of Trustees.

CLASSES OF SHARES. The Board has authorized three classes of shares, Institutional, Institutional Service and Advisor. The Fund only issues Institutional Class Shares. Institutional Class Shares do not bear any expenses for shareholder servicing or the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

PURCHASE AND REDEMPTION OF SHARES

NET ASSET VALUE. The Fund’s net asset value per share is computed as of the close of the NYSE on each business day during which the NYSE is open. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share, rounded to the nearest cent per share, is the total market value of all of the Fund’s portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding.  Such computation is made by (a) valuing securities listed or traded on a national securities exchange at the last sale price or, if there has been no sale that day, at the last bid price (for securities traded on the NASDAQ National Market System, the NASDAQ Official Closing Price is used), (b) valuing unlisted securities for which quotations are readily available at the last representative bid price as supplied by NASDAQ or by dealers and (c) appraising all other portfolio securities and assets at fair value as determined in good faith in accordance with procedures adopted by the Trust’s Board of Trustees. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

IN-KIND PURCHASES. At its discretion, the Trust may permit investors to purchase shares of the Fund with securities, instead of cash. If the Fund allows an investor to make an in-kind purchase, it will value such securities according to the policies described under “Purchase and Redemption of Shares - Net Asset Value” at the next determination of net asset value per share after acceptance. The Trust will issue shares of the Fund at the net asset value per share of the Fund determined as of the same time.

The Trust will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Trust will only accept in-kind purchases if the transaction meets the following conditions:

•                                          The securities are eligible investments for the Fund;

•                                          The securities have readily available market quotations;

•                                          The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

•                                          All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

•                                          Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker’s authorized designee, accepts the order. No other actions is required by the shareholder who places an order with a financial intermediary. Customer orders are priced at the Fund’s net asset value per share next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker’s authorized designee. Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund’s transfer agent. In some circumstances, the Fund will pay the service provider a fee for performing these services.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are described under “Exchanging Your Fund Shares” in the Fund’s Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under “Selling (Redeeming) Your Shares” in the Fund’s Prospectus.

By use of the exchange privilege, the investor authorizes UMB Fund Services, Inc. (“Shareholder Service Agent”) to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. The Shareholder Service Agent’s records of such instructions are binding.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

REDEMPTION OF SHARES. Redemptions are not made on days when the NYSE is closed, including those holidays listed under “Purchase and Redemption of Shares - Net Asset Value.” The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

TELEPHONE REDEMPTION. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the Account Application indicating that the shareholder has elected the telephone redemption option. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account (“Designated Bank”) to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the Account Privileges Change Form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an Account Privileges Change Form, marking it for “change of information” purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder’s name(s) appear on the account. All signatures require a guarantee as described under “Selling (Redeeming) Your Shares” in the Fund’s Prospectus. The Account Application and Account Privileges Change Form is available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan (“S&L”) as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L. As this may delay receipt by the shareholder’s account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.

REDEMPTIONS-IN-KIND. If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under “Purchase and Redemption of Shares - Net Asset Value.” A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

2% REDEMPTION FEE. No fee applies to a redemption if shares were held more than 90 days. A redemption fee of 2% is imposed on redemptions (except by exchange) made within 90 days of purchase. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that officers of the Fund believe are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as: redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary); redemptions for certain retirement plan transactions such as closing de minimis accounts, loans, plan fees, required minimum distributions, return of excess contributions, QDRO (qualified domestic relations order), automatic payroll contributions, and withdrawals at termination; redemptions requested for a QDIA (qualified default investment alternative); or redemptions initiated by the Fund. The 2% redemption fee also does not apply to shares acquired through reinvested dividends or capital gain distributions. The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption. The fee does not apply to shares acquired through reinvested dividends or capital gains. The 2% redemption fee is imposed in order to discourage market timing by the shareholders initiating redemptions to take advantage of short-term market movements.

EXCESSIVE TRADING. The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets and does not accomodate frequent trading. The Board of Trustees has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs, and dilute the value of Fund shares held by long-term investors. The Fund’s imposition of a 2% redemption fee is intended to serve as a deterrent to frequent trading on shares held less than 90 days. The section titled “2% Redemption Fee” in the Prospectus provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four during any calendar year (see section titled “How to Exchange Your Shares” in the Prospectus). Irrespective of these redemption fees and exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. Further, the Fund fair values its holdings, when applicable, as described under “Purchase, Pricing and Sales of Shares” in the Prospectus. There can be no assurance that the Fund will successfully detect or prevent market timing.

TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. A penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to start distribution of the account at age 70-1/2. Borrowing from or against the account could also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

UMB Fund Services, Inc. presently acts as custodian for these retirement plans and imposes fees for administering them. When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-free until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and receiving distributions from, a retirement plan.

FEDERAL TAX ASPECTS

GENERAL

The Fund intends to continue to qualify for treatment as a “regulated investment company” (as defined in section 851(a) of the Internal Revenue Code of 1986, as amended (“Code”)) (“RIC”). By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or those currencies (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer or (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses (“Diversification Requirements”).

If the Fund failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income - except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” (generally, dividends received on shares with respect to which the shareholder satisfies certain holding period and other restrictions) would be subject to federal income tax at the rates for net capital gain, a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts — and all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year. The Fund intends to continue to meet this distribution requirement to avoid Excise Tax liability.

ZERO COUPON SECURITIES

The Fund may acquire (1) zero coupon or other securities issued with original issue discount (“OID”) and/or (2) Treasury inflation indexed securities (initially known as Treasury inflation-protection securities) (“TIPS”), on which principal is adjusted based on changes in the Consumer Price Index. The Fund must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it might be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. The Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

CERTAIN FIXED INCOME SECURITIES

The Fund may hold residual interests in real estate mortgage investment conduits (“REMICs”). A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of RICs that hold residual REMIC interests. Although those regulations have not yet been issued, the U.S. Treasury Department and the Internal Revenue Service (“Service”) issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests.

The Notice provides that a RIC must (1) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (2) inform shareholders that are nominees of the amount and character of the excess inclusion income allocated thereto, (3) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its record shareholders that are nominees, and (4) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so.

FOREIGN INVESTMENTS

Interest and dividends the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

FOREIGN CURRENCIES

Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), if any, will be treated as qualifying income under the Income Requirement. The Fund monitors its transactions, and seeks to make appropriate tax elections, if any, and entries in its books and records when it acquires any foreign currency, (1) to mitigate the effect of complex rules that determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith, (2) to prevent its disqualification as a RIC, and (3) to minimize the imposition of federal income and excise taxes.

Under Code section 988, any gains or losses (1) from the disposition of foreign currencies and (2) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares. Although the Fund values its assets daily in terms of U.S. dollars, it is not likely to physically convert all of its holdings of foreign currencies into U.S. dollars on a daily basis. When the Fund does so, it will incur the costs of currency conversion.

TAXATION OF THE FUND’S SHAREHOLDERS

Fund dividends, if any, derived from interest on certain U.S. government securities may be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements the Fund must meet. However, income from repurchase agreements and interest on mortgage-backed U.S. government securities generally are not so exempt.

A capital loss a shareholder realizes on a redemption of Fund shares held for six months or less must be treated as a long-term (not a short-term) capital loss to the extent of any capital gain distributions received with respect to those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

If the net asset value of a shareholder’s Fund shares is reduced, by reason of a distribution of net investment income or realized net capital gains, below the shareholder’s cost, the distribution nevertheless will be taxable to the shareholder, and a sale of those shares at that time would result in a capital loss for federal income tax purposes.

Dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if reported by the Fund in writing to its shareholders, will be exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. “Interest related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends the Fund pays to foreign investors, with certain exceptions, only with respect to Fund taxable years beginning before January 1, 2014 (unless the period for the exemption’s applicability is extended by legislation, which has occurred frequently).

Under legislation enacted in March 2010 known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of (1) income dividends it pays after December 31, 2013, and (2) capital gain distributions and the proceeds of share redemptions it pays after December 31, 2016, to certain foreign shareholders that fail to meet certain information reporting or certification requirements. Those foreign shareholders include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, (a) an FFI must enter into an information sharing agreement with the Service in which it agrees to report identifying information (including name, address, and taxpayer identification number) of the shareholder’s direct and indirect U.S. owners and (b) an NFFE must provide requisite information to the withholding agent regarding its U.S. owners, if any. Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by regulations and other guidance. Under recently finalized regulations, an FFI will need to enter into such an agreement with the Service by December 31, 2013, to insure that it will be identified as FATCA-compliant in sufficient time to allow the Fund to refrain from withholding beginning on January 1, 2014. A foreign shareholder that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA (currently proposed as Form W-8BEN-E) in order to avoid the FATCA withholding.

Under the regulations, the information sharing agreement that FFIs must enter into in order to achieve FATCA compliance also would require them to commence information reporting for the calendar year 2013, due March 31, 2015. For 2013 and 2014, FFIs would only need to report name, address, taxpayer identification number, and account number and balance; and thereafter, they also would be obligated to report income earned on the account. Foreign investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

* * * * *

The foregoing is an abbreviated summary of the federal income tax consequences of an investment in the Fund. It is based on the applicable provisions of the Code and Treasury regulations presently in effect and existing judicial decisions and administrative pronouncements, all of which are subject to change, or differing interpretations, any of which may be prospective or retroactive. Fund distributions also may be subject to state and local taxes. Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, foreign, state, or local taxes.

DISTRIBUTOR

The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The offering of the Fund’s shares is continuous. The Distribution Agreement has an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement has been approved by the Board of Trustees and a majority of the Fund’s Trustees who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days’ written notice. The Distributor’s obligation under the Distribution Agreement is an agency or best efforts arrangement. The Distributor receives no compensation from the Fund for its services as distributor for the Fund’s shares. The Distributor is not obligated to sell any stated number of Fund shares.

Effective September 30, 2012, the Distributor replaced FPA Fund Distributors, Inc. as the Distributor of the Fund.

FINANCIAL STATEMENTS

The financial statements incorporated by reference from the Fund’s Annual Report for the year ended December 31, 2012, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing. The annual report is available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information or at www.fpafunds.com.

DETERMINATION OF NET ASSET VALUE — DECEMBER 31, 2012

Offering and redemption price per share

(Net assets divided by shares outstanding) $ 12.54

Other information — The Fund reserves the right to modify the privileges described in this Statement of Additional Information at any time.

PART C. OTHER INFORMATION

ITEM 27.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements for the year ended December 31, 2012 are incorporated herein by reference.

ITEM 28. EXHIBITS (1933 Act File No. 33-79858; 1940 Act File No. 811-8544)

Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used: PEA 68 = Post-Effective Amendment No. 68 filed herewith, PEA 67 = Post-Effective Amendment No. 67 filed April 30, 2013 PEA 64 = Post Effective Amendment No. 64 filed April 30, 2012; PEA 63 = Post Effective Amendment No. 63 filed April 30, 2012, PEA 62 = Post Effective Amendment No. 62 filed December 1, 2011, PEA 61 = Post Effective Amendment No. 61 filed October 11, 2011; PEA 60 = Post Effective Amendment No. 60 filed July 29, 2011 PEA 59 = Post Effective Amendment No. 59 filed July 29, 2010; PEA 58 = Post Effective Amendment No. 58 filed July 29, 2009; PEA 57 = Post Effective Amendment No. 57 filed July 29, 2008; PEA 56 = Post Effective Amendment No. 56 filed August 1, 2007; PEA 55 = Post Effective Amendment No. 55 filed August 1, 2006; PEA 54 = Post Effective Amendment No. 54 filed August 1, 2005; PEA 53 = Post Effective Amendment No. 53 filed August 2, 2004; PEA 52 = Post Effective Amendment No. 52 filed August 1, 2003; PEA 51 = Post Effective Amendment No. 51 filed July 29, 2002; PEA 50 = Post Effective Amendment No. 50, filed July 30, 2001; PEA 48 = Post Effective Amendment No. 48, filed April 30, 2001; PEA 47 = Post-Effective Amendment No.  47, filed on February 27, 2001; PEA 45 = Post-Effective Amendment No. 45, filed on December 29, 2000; PEA 44 = Post Effective Amendment No 44, filed on August 28, 2000; PEA 43 = Post Effective Amendment No. 43, filed on July 27, 2000; PEA 42 = Post Effective Amendment No. 42, filed on April 28, 2000; PEA 41 = Post-Effective Amendment No. 41, filed on February 28, 2000; PEA 39 =  Post Effective Amendment No. 39, filed on December 28, 1999; PEA 34 = Post Effective Amendment No. 34, filed on July 28, 1999; PEA 27 = Post-Effective Amendment No. 27, filed on February 5, 1999; PEA 24 = Post Effective Amendment No. 24, filed on July 10, 1998; and PEA 16 = Post-Effective Amendment No. 16, filed on July 10, 1997.

Incorporated by
Exhibit		Reference to (Location):
A.1.	Agreement and Declaration of Trust	PEA 24
2.	Certificate of Trust	PEA 24
3.	Certificate of Amendment to Certificate of Trust	PEA 24
4.	Certificate of Amendment to Certificate of Trust	PEA 52

B. 1.	By-Laws	PEA 24
2.	Amendment to By-Laws dated December 10, 1998	PEA 27
3.	Amendment to By-Laws dated February 6, 2006.	PEA 55
4.	Amendment to By-Laws dated August 7, 2006.	PEA 56

C. 1.	Form of Specimen Share Certificate	PEA 24
2.	The rights of security holders are defined in the Registrant’s Agreement and Declaration of Trust and By-Laws	PEA 24

D. 1.	Investment Advisory Agreement between Registrant and First Pacific Advisors, LLC for the FPA Crescent Fund dated October 1, 2006	PEA 56
2.	Financial Services Agreement between Registrant and First Pacific Advisors, LLC for FPA Crescent Fund dated October 1, 2006	PEA 56
3.	Investment Advisory Agreement between Registrant and First Pacific Advisors, LLC for FPA International Value Fund dated December 1, 2011.	PEA 61
4.	Financial Services Agreement between Registrant and First Pacific Advisors, LLC for FPA International Value Fund dated December 1, 2011.	PEA 61
5.	Expense Limit Agreement between Registrant and First Pacific Advisors, LLC for FPA International Value Fund dated April 26, 2012.	PEA 64
6.	Expense Limit Agreement between Registrant and First Pacific Advisors, LLC for FPA International Value Fund dated April 26, 2012.	PEA 64
7.	Expense Limit Agreement between Registrant and First Pacific Advisors, LLC for FPA International Value Fund dated February 1, 2013, provided herewith	PEA 68

E.1.	Distribution Agreement between Registrant and UMB Distribution Services, LLC dated as of September 28, 2012	PEA 67

E.2.A	Form of Selling Dealer Agreement - Institutional Service Class Shares	PEA 42
B.	Form of Selling Dealer Agreement - Institutional Class Shares	PEA 42
C.	Form of Broker Services Agreement - Institutional Service Class Shares	PEA 42
D.	Form of Broker Services Agreement - Institutional Class Shares	PEA 42
E.	Form of Selling Dealer Agreement - Advisor Class Shares	PEA 47
F.	Trustees’ and Officers’ Contracts and Programs	Not applicable
G.	Specimen Selling Group Agreement	PEA 52

G. 1.	Global Custody Agreement	PEA 16
2.	Form of Amendment to the Global Custody Agreement	PEA 50
3.	Amendment to Custody Agreement of July 17, 1996 between Registrant and The Chase Manhattan Bank dated May 31, 2001	PEA 51
4.	Custodian Agreement between Registrant and State Street Bank and Trust Company dated October 22, 2002	PEA 52

H. 1.	Administration Agreement between Registrant and SEI Investments Mutual Funds Services dated as of April 1, 2001	PEA 48
2.	Shareholder Services Agreement between Registrant and PBHG Shareholders Service Center, Inc. dated as of October 26, 1998 as amended April 1, 2001	PEA 48
3.	Form of Agency Agreement between Registrant and DST Systems, Inc.	PEA 50

I.	Opinion and Consent of Counsel	PEA 34, PEA 39, PEA 41,
PEA 42, PEA 43, PEA 44,
PEA 45, PEA 48, PEA
50, PEA 51 and PEA 62

J.	Consent of Independent Registered Public Accounting Firm	PEA 62
K.	Other Financial Statements	Not applicable
L.	Purchase Agreement	PEA 24
M.1.	Distribution Plan	PEA 48
2.	Shareholder Services Plan	PEA 48
3.	Service Agreement	PEA 24

N.	Amended and Restated Rule 18f-3 Multiple Class Plan	PEA 24
O.1.	1. Power of Attorney	PEA 24, PEA 27, and PEA 45

	2. Power of Attorney	PEA 24, PEA 27, and PEA 45

	3. Power of Attorney	PEA 24, PEA 27, and PEA 45

	4. Power of Attorney	PEA 24, PEA 27, and PEA 45

P.1.	Code of Ethics of The UAM Funds dated June 29, 2001	PEA 50
2.	Code of Ethics of Funds Distributor, Inc. (distributor)	PEA 51
3.	Code of Ethics - First Pacific Advisors, Inc. (investment adviser)	PEA 50
4.	Code of Ethics of First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.	PEA 52
5.	Code of Ethics of Registrant	PEA 52
6.	Code of Ethics of First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.	PEA 53
7.	Code of Ethics of Registrant	PEA 53
8.	Code of Ethics of First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.	PEA 54
9.	Code of Ethics of Registrant	PEA 56
10.	Code of Ethics of First Pacific Advisors, LLC and FPA Fund Distributors, Inc.	PEA 56
11.	Code of Ethics of First Pacific Advisors, LLC and FPA Fund Distributors, Inc.	PEA 57
12.	Code of Ethics of First Pacific Advisors, LLC and FPA Fund Distributors, Inc.	PEA 58
13.	Code of Ethics of First Pacific Advisors, LLC and FPA Fund Distributors, Inc.	PEA 60
14.	Code of Ethics of First Pacific Advisors, LLC and FPA Fund Distributors, LLC	PEA 63
15.	Code of Ethics of First Pacific Advisors, LLC	PEA 67
16.	Code of Ethics of UMB Distribution Services, LLC	PEA 67

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not applicable.

ITEM 30.  INDEMNIFICATION

Reference is made to Article VI of Registrant’s Declaration of Trust, which is incorporated herein by reference. Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

During the last two fiscal years, First Pacific Advisors, LLC, the investment adviser to Registrant (“Adviser”), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. (“Source”), a registered closed-end investment company; as investment adviser to FPA Crescent Fund, FPA New Income, Inc. (“New Income”), FPA Paramount Fund, Inc. (“Paramount”), FPA Perennial Fund, Inc. (“Perennial”), and FPA Capital Fund, Inc. (“Capital”), each a registered open-end investment company; as sub-adviser to LG Masters Smaller Companies Fund and LG Masters Alternative Strategies Fund, each a registered open-end investment company; and as investment adviser to institutional accounts. During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as described under the caption “Fund Directors and Officers” in Part B hereof and as set forth below.

NAME AND POSITION
WITH ADVISER	OTHER AFFILIATIONS (1)
J. Richard Atwood,	(2)
Managing Partner & Chief Operating Officer

Robert L. Rodriguez,	Director and Officer of Capital and New Income.
Managing Partner & Chief Executive Officer

Steven T. Romick,	(2)
Managing Partner

Thomas H. Atteberry,	Officer of New Income.
Partner

Dennis M. Bryan,	Officer of Capital.
Partner

Rikard B. Ekstrand,	Officer of Capital.
Partner

Eric S. Ende,	(2)
Partner

Steven R. Geist,	Officer of Source, Paramount and Perennial.
Partner

J. Mark Hancock,	—
Senior Managing Director

Nico Y. Mizrahi,	—
Managing Director

Brian A. Selmo,	—
Managing Director

Mark Landecker,	—
Managing Director

Pierre O. Py,	Officer of International Value and Paramount
Managing Director

Arik A. Ahitov,	—
Senior Vice President

E. Lake Setzler III,	(2)
Senior Vice President
& Controller

Jason Dempsey	—
Senior Vice President

Victor Liu	—
Senior Vice President

Melinda J. Newman	—
Senior Vice President

Matthew C. Waz	—
Senior Vice President

Christopher H. Thomas,	(2)
Vice President &
Chief Compliance Officer

Ann M. Shigemura - Hildebrand,	—
Vice President

Julian W.H. Mann,	—
Vice President

Gregory R. Nathan,	—
Vice President

Gregory A. Herr,	Officer of Paramount
Vice President

Abhijeet V. Partwardhan,	—
Vice President

Ravi R. Mehra,	—
Vice President

Christopher Lozano,	—
Vice President

Stephen W. O’Neil,	—
Vice President & Head Trader

Marie McAvenia,	—
Vice President

Ryan A. Leggio,	—
Vice President

Andrew August	—
Vice President

Michael A. Billings	—
Vice President

Gregory M. Crouch	—
Vice President

Nile R. Garretson	—
Vice President

Sean M. Korduner	—
Vice President

Brandon G. Stranzl	—
Vice President

Brande L. Winget	—
Vice President

Adam B. Pivko,	—
Vice President & Trader

Sherry Sasaki,	(2)
Assistant Vice President
& Secretary

Cheryl L. Schmitz,	—
Assistant Vice President

Michael P. Gomez,	a (2)
Assistant Vice President & Assistant Controller

(1)  The address of each company named is 11400 W. Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

(2)  A description of such person’s other affiliations is given under the caption “Fund Directors and Officers” in Part B hereof.

ITEM 32.  PRINCIPAL UNDERWRITERS.

(a) UMB Distribution Services, LLC, the principal underwriter for Registrant, acts as a principal underwriter for Aspiriant Global Equity Trust, Cheswold Lane Funds, Commonwealth International Series Trust, FPA Funds Trust, FPA Capital Fund, Inc., FPA New Income, Inc., FPA Perennial Fund, Inc., Giant 5 Funds, Green Century Funds, The Marsico Investment Fund, Scout Funds, Vericimetry Funds, The Westport Funds, and Ziegler Lotsoff Capital Management Investment Trust.

(b) The following information is furnished with respect to each director and officer of UMB Distribution Services, LLC.

NAME AND PRINCIPAL	POSITIONS & OFFICES WITH	POSITIONS AND OFFICES
BUSINESS ADDRESS	PRINCIPAL UNDERWRITER	WITH REGISTRANT

Maureen Quill (1)	President	-0-

Christine L. Mortensen (1)	Treasurer	-0-

Constance D. Shannon (1)	Secretary	-0-

Karen L. Fay Luedtke (1)	Chief Compliance Officer	-0-

(1)           803 West Michigan Street, Milwaukee, Wisconsin, 53233

Inapplicable

ITEM 33.  LOCATION OF BOOKS AND RECORDS.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Mr. J. Richard Atwood, Treasurer of Registrant*, except as otherwise stated below:

SUBPARAGRAPH OF	PHYSICAL POSSESSION
RULE 31a-1	OF REQUIRED RECORDS
(b)(2)(iv)	UMB Fund Services, Inc., Shareholder Service Agent for Registrant**
(b)(4)	Sherry Sasaki, Secretary of Registrant*
(f)	First Pacific Advisors, LLC, Investment Adviser to Registrant*

*	11400 W. Olympic Boulevard, Suite 1200, Los Angeles, California 90064
**	P.O. Box 2175, Milwaukee, WI 53233-2301

ITEM 34.  MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.

ITEM 35.  UNDERTAKINGS.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, State of California, on the 30th day of April, 2013.

FPA FUNDS TRUST

By:	/s/ Steven T. Romick
Steven T. Romick, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ STEVEN T. ROMICK	President (Principal	April 30, 2013
Steven T. Romick	Executive Officer)

/s/ J. RICHARD ATWOOD	Treasurer (Principal	April 30, 2013
J. Richard Atwood	Financial Officer and
Principal Accounting
Officer)

/s/ WILLARD H. ALTMAN, JR.	Trustee	April 30, 2013
Willard H. Altman, Jr.

/s/ THOMAS P. MERRICK	Trustee	April 30, 2013
Thomas P. Merrick

/s/ ALFRED E. OSBORNE, JR.	Trustee	April 30, 2013
Alfred E. Osborne, Jr.

/s/ A. ROBERT PISANO	Trustee	April 30, 2013
A. Robert Pisano

/s/ PATRICK B. PURCELL	Trustee	April 30, 2013
Patrick B. Purcell

/s/ STEVEN T. ROMICK	Trustee	April 30, 2013
Steven T. Romick

/s/ ALLAN M. RUDNICK	Trustee	April 30, 2013
Allan M. Rudnick

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 68 to Registration Statement No. 33-79858 on Form N-1A of our report dated February 15, 2013 relating to the financial statements of FPA Funds Trust’s FPA International Value Fund appearing in the Annual Report on Form N-CSR of FPA Funds Trust’s FPA International Value Fund for the year ended December 31, 2012, and to the references to us under the heading “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are parts of such Registration Statement.

Deloitte & Touche LLP

Los Angeles, California

April 30, 2013

EXHIBIT INDEX

D.7	Expense Limit Agreement between Registrant and First Pacific Advisors, LLC for FPA International Value Fund dated February 1, 2013.
J.	Consent of Independent Registered Public Accounting Firm (filed as page C-8)